                          AIM VARIABLE INSURANCE FUNDS

                            AIM V.I. CORE STOCK FUND
                             AIM V.I. DYNAMICS FUND
                        AIM V.I. FINANCIAL SERVICES FUND
                        AIM V.I. GLOBAL HEALTH CARE FUND
                              AIM V.I. LEISURE FUND
                       AIM V.I. SMALL COMPANY GROWTH FUND
                            AIM V.I. TECHNOLOGY FUND
                           AIM V.I. TOTAL RETURN FUND
                             AIM V.I. UTILITIES FUND
                                 SERIES I SHARES
                                SERIES II SHARES

                       Supplement dated November 17, 2005
         to the Statement of Additional Information dated April 29, 2005 as supplemented May 23, 2005, September 16, 2005,
                     September 20, 2005 and October 5, 2005



The following information replaces in its entirety the heading and the information appearing under the heading "PURCHASE AND REDEMPTION OF SHARES -- PAYMENTS TO PARTICIPATING INSURANCE COMPANIES" on page 50 of the Statement of Additional Information:

"Payments to Participating Insurance Companies and/or their Affiliates

         AIM or AIM Distributors may, from time to time, at their expense out of their own financial resources, make cash payments to Participating Insurance Companies and/or their affiliates, as an incentive to promote the Funds and/or to retain Participating Insurance Companies' assets in the Funds. Such cash payments may be calculated on the average daily net assets of the applicable Fund(s) attributable to that particular Participating Insurance Company ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. AIM or AIM Distributors may also make other cash payments to Participating Insurance Companies and/or their affiliates in addition to or in lieu of Asset-Based Payments, in the form of: payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those dealer firms and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; or other expenses as determined in AIM's or AIM Distributors' discretion. In certain cases these other payments could be significant to the Participating Insurance Companies and/or their affiliates. Generally, commitments to make such payments are terminable upon notice to the Participating Insurance Company and/or their affiliates. However, AIM and AIM Distributors have entered into unique agreements with Ameriprise Financial Services, Inc. ("Ameriprise"), in respect of its affiliated Participating Insurance Companies, where the payment obligation of AIM or AIM Distributors can only be terminated on the occurrence of certain specified events. For example, in the event that a Participating Insurance Company affiliated with Ameriprise obtains an SEC order to substitute out such Participating Insurance Company assets in the Funds or such Participating Insurance Company's assets in the Funds falls below a pre-determined level, payments by AIM or AIM Distributors to Ameriprise can then be terminated. Any payments described above will not change the price paid by Participating Insurance Companies for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. AIM or AIM Distributors determines the cash payments described above in its discretion in response to requests from Participating Insurance Companies, based on factors it deems relevant. Participating Insurance Companies may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state."

                          AIM VARIABLE INSURANCE FUNDS

  AIM V.I. AGGRESSIVE GROWTH FUND                    AIM V.I. GROWTH FUND
   AIM V.I. BASIC BALANCED FUND                    AIM V.I. HIGH YIELD FUND
     AIM V.I. BASIC VALUE FUND                AIM V.I. INTERNATIONAL GROWTH FUND
      AIM V.I. BLUE CHIP FUND                   AIM V.I. LARGE CAP GROWTH FUND
AIM V.I. CAPITAL APPRECIATION FUND             AIM V.I. MID CAP CORE EQUITY FUND
 AIM V.I. CAPITAL DEVELOPMENT FUND                AIM V.I. MONEY MARKET FUND
     AIM V.I. CORE EQUITY FUND                   AIM V.I. PREMIER EQUITY FUND
 AIM V.I. DEMOGRAPHIC TRENDS FUND                  AIM V.I. REAL ESTATE FUND
 AIM V.I. DIVERSIFIED INCOME FUND               AIM V.I. SMALL CAP EQUITY FUND
AIM V.I. GOVERNMENT SECURITIES FUND

                         (SERIES I AND SERIES II SHARES)

                       Supplement dated November 17, 2005
         to the Statement of Additional Information dated April 29, 2005 as supplemented July 1, 2005, September 20, 2005 and October 5, 2005


The following information replaces in its entirety the heading and the information appearing under the heading "PURCHASE AND REDEMPTION OF SHARES -- PAYMENTS TO PARTICIPATING INSURANCE COMPANIES" on page 57 of the Statement of Additional Information:

"Payments to Participating Insurance Companies and/or their Affiliates

         AIM or AIM Distributors may, from time to time, at their expense out of their own financial resources, make cash payments to Participating Insurance Companies and/or their affiliates, as an incentive to promote the Funds and/or to retain Participating Insurance Companies' assets in the Funds. Such cash payments may be calculated on the average daily net assets of the applicable Fund(s) attributable to that particular Participating Insurance Company ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. AIM or AIM Distributors may also make other cash payments to Participating Insurance Companies and/or their affiliates in addition to or in lieu of Asset-Based Payments, in the form of: payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those dealer firms and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; or other expenses as determined in AIM's or AIM Distributors' discretion. In certain cases these other payments could be significant to the Participating Insurance Companies and/or their affiliates. Generally, commitments to make such payments are terminable upon notice to the Participating Insurance Company and/or their affiliates. However, AIM and AIM Distributors have entered into unique agreements with Ameriprise Financial Services, Inc. ("Ameriprise"), in respect of its affiliated Participating Insurance Companies, where the payment obligation of AIM or AIM Distributors can only be terminated on the occurrence of certain specified events. For example, in the event that a Participating Insurance Company affiliated with Ameriprise obtains an SEC order to substitute out such Participating Insurance Company assets in the Funds or such Participating Insurance Company's assets in the Funds falls below a pre-determined level, payments by AIM or AIM Distributors to Ameriprise can then be terminated. Any payments described above will not change the price paid by Participating Insurance Companies for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. AIM or AIM Distributors determines the cash payments described above in its discretion in response to requests from Participating Insurance Companies, based on factors it deems relevant. Participating Insurance Companies may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state."